UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2025

Neogen Corporation

(Exact name of Registrant as Specified in Its Charter)

Michigan	0-17988	38-2367843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Lesher Place
Lansing, Michigan		48912
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (517) 372-9200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.16 par value per share	NEOG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Retirement of Director

On August 11, 2025, William T. Boehm notified Neogen Corporation (the “Company”) that he would be retiring from the Company’s Board of Directors when his term ends on October 23, 2025. Dr. Boehm has served on Neogen’s Board since 2011 and currently chairs the Audit Committee and serves on the Compensation & Talent Management Committee.

(d) Appointment of New Director

On August 14, 2025, the Company’s Board of Directors appointed Avi Pelossof to the Board, effective October 24, 2025. Mr. Pelossof will serve as a Class II director. Mr. Pelossof will participate in the Company's non-employee director compensation program. A description of the Company's non-employee director compensation program is set forth under the heading “Director Compensation” in the Company's proxy statement for the 2024 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission (SEC) on September 13, 2024, and that section of the proxy statement is incorporated herein by this reference.

Mr. Pelossof has over 25 years of experience in the diagnostics market. He most recently served as Chief Executive Officer, President, and as a member of the Board of Directors at Immucor Inc., where he led the company’s turnaround and its acquisition by Werfen in 2023. He previously served as Global President, Infectious Disease at Alere Inc., where he built the business into a $750 million global portfolio and launched the first FDA CLIA-waived point-of-care molecular test, now marketed by Abbott as ID NOW.

There are no arrangements or understandings between Mr. Pelossof and any other person pursuant to which he was selected as a director, nor are there any transactions or currently proposed transactions involving the Company in which Mr. Pelossof has a material interest that would be required to be disclosed pursuant to SEC rules.

Item 8.01 Other Events.

On August 14, 2025, Neogen issued a press release announcing the retirement of a current board member and appointment of a new board member. A copy of this press release is furnished as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated August 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION

Date:	August 14, 2025	By:	/s/ Amy M. Rocklin
Name: Amy M. Rocklin Title: Chief Legal & Compliance Officer, Corporate Secretary